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                                                                 EXHIBIT 10-d-1


                      ROCKWELL INTERNATIONAL CORPORATION
                         1988 LONG-TERM INCENTIVES PLAN
                  (AS AMENDED EFFECTIVE NOVEMBER 30, 1994)*


1.   PURPOSE

         The purpose of the 1988 Long-Term Incentives Plan is to foster and enhance the long-term profitability of Rockwell for the benefit of its stockholders by offering the incentives of long-term monetary rewards and proprietary interests in Rockwell to officers and other key employees of the Corporation, thus providing means by which persons of outstanding abilities can be attracted and retained in these capacities.


2.   DEFINITIONS

         For the purpose of the Plan, the following terms shall have the meanings set forth below:
         (a)     Board of Directors.  The Board of Directors of Rockwell.
         (b) Committee. The Compensation Committee designated by the Board of Directors from among its members who are not eligible to receive a Grant under the Plan.
         (c) Corporation. Rockwell and those of its subsidiary corporations or affiliates designated by the Board of Directors to participate in the Plan.
         (d) Employees. Officers and other key employees of the Corporation, but not directors who are not also employees of the Corporation.
         (e) Fair Market Value. The closing price of the Common Stock of Rockwell as reported in the New York Stock Exchange - Composite Transactions on the date of a determination (or on the next preceding day such stock was traded if it was not traded on the date of a determination).
         (f) Grant. A grant made under the Plan by the Board of Directors to an Employee in the form of Performance Units, Options, Stock Appreciation Rights or Restricted Stock.
         (g) Option. A grant made by the Board of Directors in the form of an option to purchase Shares.
         (h)     Participant.  Any Employee to whom a Grant is made.
         (i) Payment Value. An amount assigned to a Performance Unit equal to the average of the Fair Market Value on each of the 45 trading days immediately preceding the end of a Performance Period, provided that in no event shall a Performance Unit have a Payment Value greater than 300% of the average of the Fair Market Value on each of the 45 trading days immediately preceding the start of a Performance Period.
         (j) Performance Measure. Criteria designated by the Board of Directors to serve as a measure of performance during a Performance Period.

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*See notes to Section 4(a)(i) and Section 10(c) setting forth further changes that become effective upon approval of the 1995 Long-Term Incentive Plan by shareowners at the 1995 Annual Meeting on February 1, 1995.


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         (k)     Performance Objectives.  Levels of achievement, related to the
Performance Measure, which the Board of Directors establishes as goals for a Performance Period to be used in determining whether and to what extent Performance Units therefor shall be deemed to be earned.
         (l) Performance Period. Any period of three or more consecutive fiscal years of Rockwell as determined by the Board of Directors.
         (m)     Performance Unit.  A unit deemed to be the equivalent of one
Share.
         (n)     Plan.  This 1988 Long-Term Incentives Plan.
         (o) Restricted Period. The period not less than three years specified by the Board of Directors with respect to a grant of Restricted Stock during which the Shares are subject to forfeiture if the grantee does not continue as an Employee.
         (p) Restricted Stock. Shares subject to conditions prescribed by the Board of Directors under Section 8 of the Plan.
         (q)     Rockwell.  Rockwell International Corporation.
         (r) Shares. Shares of Common Stock or Class A Common Stock, or both, of Rockwell.
         (s) Stock Appreciation Right. A grant made by the Board of Directors to an Employee of a Right (i) in conjunction with all or any part of any Option granted under the Plan which entitles the Employee, upon exercise of such Right, to surrender such Option, or any part thereof, and to receive a payment equal to the excess of the Fair Market Value, on the date of such exercise, of the Shares covered by such Option, or part thereof, over the purchase price of such Shares pursuant to the Option (a Tandem Stock Appreciation Right) or (ii) separate and apart from any Option, which entitles the Employee, upon exercise of such Right, to receive a payment measured by the increase in the Fair Market Value of a number of Shares designated by such Right from the date of grant of such Right to the date on which the Employee exercises such Right (a Freestanding Stock Appreciation Right).


3.   PLAN ADMINISTRATION

         (a) The Board of Directors shall determine the Employees to whom Grants are made and the number of Performance Units, Shares or Stock Appreciation Rights to be subject to each Grant. In making its determinations the Board of Directors may consider recommendations of the Chief Executive Officer of Rockwell and shall take into account such factors as the Employee's level of responsibility, performance, performance potential, level and type of compensation and potential value of Grants.

         (b) As and to the extent authorized by the Board of Directors, the Committee may exercise all responsibilities, powers and authority vested in the Board of Directors under the Plan.




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4.   PERFORMANCE UNITS

         (a)     Performance Period and Grants of Performance Units.
         (i) The Board of Directors may establish Performance Periods, for each of which it shall establish (not later than six months after the beginning of a Performance Period) a Performance Measure and Performance Objectives. No Performance Period shall end later than September 30, 1997, and no more than one Performance Period shall begin with any one fiscal year.*
         (ii) The Board of Directors may select and make grants of Performance Units to Employees, as it shall determine, at any time during the first fiscal year of a Performance Period. Grants will be deemed to have been made as of the first day of such fiscal year.
         (iii) Grants made by the Board of Directors shall be subject to the provisions of the Plan and to such other terms and conditions, not inconsistent with the Plan, as the Board of Directors may determine.
         (iv) The Board of Directors may at any time or from time to time, during the first half of a Performance Period, adjust (up or down) the Performance Objectives for such Period if it determines that conditions, including but not limited to changes in the economy, changes in laws or government regulations, changes in generally accepted accounting principles, or acquisitions or dispositions determined by the Board of Directors to be material, so warrant. The Board of Directors may not, however, change the Performance Measure established for any Performance Period.

         (b)     Earned Performance Unit Determination.
         After the end of each Performance Period and receipt of any reports from the independent certified public accountants who audit the Corporation's accounts that the Board of Directors may deem necessary or appropriate, the Board of Directors shall determine the extent to which the Performance Objectives for such Performance Period have been achieved and the extent to which Performance Units have been earned in accordance therewith by each Participant with respect to such Performance Period.

         (c)     Payment.
         After the end of each Performance Period, each Participant shall be entitled to receive, in accordance with determinations of the Board of Directors, from Rockwell an amount equal to the number of Performance Units earned by him multiplied by the Payment Value, subject to the provisions of the Plan, including the following:
         (i) As and on such terms as may be determined by the Board of Directors, payments may be in cash or in Shares or partly in cash and partly in Shares. Any payment which is made in cash may be made in a lump sum, in installments or on a deferred basis. Any payment which is made in Shares shall be valued at Fair Market Value on the last trading day of the week preceding the day of issuance or transfer of the Shares, or in such other manner, with


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*The last sentence of Section 4(a)(i) has been amended, effective upon approval of the 1995 Long-Term Incentive Plan by shareowners at the 1995 Annual Meeting on February 1, 1995, to read as follows: "No Performance Period not theretofore established shall end later than September 30, 1994, and no more than one Performance Period shall begin with any one fiscal year."



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respect to a Performance Period, as may be determined by the Board of
Directors not later than six months after the beginning of such Performance Period.
         (ii) No grant of Performance Units or payments shall bear interest except as may be determined by the Board of Directors in respect of payments made in installments or on a deferred basis.


5.       SUPPLEMENTARY PERFORMANCE PLANS

         (a) The Board of Directors may authorize supplementary performance plans applicable to one or more business components of the Corporation on such terms and applicable to such Employees or categories of Employees as the Board of Directors shall determine. Each such supplementary plan shall include provision for: (i) a Performance Period (ending no later than September 30, 1997) of not less than three consecutive fiscal years and (ii) establishment of a Performance Measure and Performance Objectives for the affected business component and may provide for adjustment of the Performance Objectives similar to Section 4(a)(iv) of the Plan and a Change of Control contingency similar to
Section 13(f) of the Plan.
         (b) Payments to participating Employees shall be in accordance with determinations of the Board of Directors and may be in cash or Shares or a combination of both. Any payment which is made in Shares shall be valued at Fair Market Value on the last trading day of the week preceding the day of issuance or transfer of the Shares, or in such other manner, with respect to a Performance Period, as may be determined by the Board of Directors not later than six months after the beginning of such Performance Period. Payments shall be deemed to be payments in respect of Performance Units in a number determined by dividing the amount paid for a Performance Period by the average of the Fair Market Value on each of the 45 trading days immediately preceding the end of such Performance Period.


6.   OPTIONS

         The Board of Directors may grant, from time to time to Employees, Options which may be incentive stock options (as defined in Section 422A of the Internal Revenue Code), nonqualified stock options, or both, to purchase Shares on terms determined by the Board of Directors, consistent with the provisions of the Plan, including the following:
         (a) The purchase price of the Shares subject to option shall not be less than the Fair Market Value on the date the Option is granted.
         (b) Each Option may be exercised in whole or in part from time to time during such period as the Option shall specify, provided that no Option shall be exercisable prior to one year (except as provided in Section 9(c) or 13(f)) nor after ten years from the date of the grant thereof.
         (c)     Each Option may provide for related Stock Appreciation Rights.





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         (d)     The aggregate Fair Market Value (determined as of the date the
Option is granted) of the Shares for which any Employee may be granted incentive stock options which are exercisable for the first time in any calendar year under all plans of the Corporation and any parent or subsidiary of the Corporation shall not exceed $100,000. The Board of Directors shall grant incentive stock options only to employees of Rockwell or a corporation which is a subsidiary of Rockwell within the meaning of Section 425(f) of the Internal Revenue Code.
         (e) The purchase price of the Shares with respect to which an Option or portion thereof is exercised shall be payable in full in cash or in Shares or in a combination of cash and Shares. The value of any Share delivered in payment of the purchase price shall be its Fair Market Value on the date the Option is exercised.
         (f) The aggregate number of Shares for which any Employee may be granted Options in any fiscal year of the Corporation under all plans of the Corporation and any parent or subsidiary of the Corporation shall in no event exceed 250,000.


7.   STOCK APPRECIATION RIGHTS

         (a) The Board of Directors may grant Tandem Stock Appreciation Rights either at the time of grant of an Option or at any time thereafter during the term of an Option. A Tandem Stock Appreciation Right shall be exercisable only when and to the extent that the related Option is exercisable.
         (b) The Board of Directors may grant, from time to time to Employees, Freestanding Stock Appreciation Rights on terms determined by the Board of Directors, consistent with the provisions of the Plan.
         (c) The payment to which the grantee of a Stock Appreciation Right is entitled upon exercise thereof may be made in Shares valued at Fair Market Value, on the date of exercise, or in cash or partly in cash and partly in Shares, as the Board of Directors may determine.
         (d) Upon exercise of a Tandem Stock Appreciation Right and surrender of the related Option or part thereof, such Option, to the extent surrendered, shall not thereafter be exercisable, and the Shares covered by the surrendered Option shall not again be available for Grants under the Plan.
         (e) Upon exercise of a Freestanding Stock Appreciation Right any Shares delivered in payment thereof shall not again be available for Grants under the Plan.


8.       RESTRICTED STOCK

         The Board of Directors may grant, from time to time to Employees, Shares of Restricted Stock on terms determined by the Board of Directors, consistent with the provisions of the Plan, including the following:





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         (a)     The Board of Directors shall specify a Restricted Period for each Grant of Restricted Stock, and the Shares of Restricted Stock granted shall be forfeited if the grantee does not continue as an Employee throughout the Restricted Period except as otherwise provided in Section 9(a) or 13(f).
         (b) Shares of Restricted Stock granted to an Employee shall have all the attributes of outstanding Shares, except that certificates for such Shares and any dividends that may be paid in cash or otherwise thereon shall be delivered to and held by Rockwell. As and to the extent that Shares of Restricted Stock are no longer subject to forfeiture, certificates therefor and any dividends related thereto held by Rockwell shall be delivered to the Employee. There shall also be paid to the Employee at such time interest on the amount of cash dividends so delivered computed at such rate and in such manner as the Board of Directors may, in its sole discretion, determine.


9.   EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT

         (a) If a Participant's employment by the Corporation terminates prior to the end of a Performance Period or Restricted Period because of death, the number of Performance Units or Shares of Restricted Stock such Participant shall be deemed to have earned shall be the number thereof determined as though such Participant's employment had not terminated multiplied by a fraction, the numerator of which is the number of months such Participant was employed during the Performance Period or Restricted Period (including the month during which employment terminated) and the denominator of which is the total number of months in the Performance Period or Restricted Period.
         (b) If a Participant's employment by the Corporation terminates prior to the end of a Performance Period or Restricted Period for any reason other than death, such Participant shall be deemed not to have earned any Performance Units or Shares of Restricted Stock except as and to the extent the Board of Directors, taking into account the purpose of the Plan and such other factors as in its sole discretion it deems appropriate, may determine, provided that the number of Performance Units or Shares of Restricted Stock which may be so determined by the Board of Directors to have been earned shall not exceed the number which would have been earned had the provisions of paragraph (a) above been applicable.

         (c) If the employment by the Corporation of a Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights terminates by reason of the Participant's death, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date of the Participant's death for a period of three years (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of death.

         (d) If a Participant who (or whose permitted transferee holds an outstanding Grant of Options or Stock Appreciation Rights retires under a retirement plan of the Corporation at any time after a portion thereof has become exercisable, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date upon which they are first exercisable under that Grant for a period of five years from the date of retirement (or until the expiration date specified in the Grant if earlier), even if any of them was not exercisable at the date of retirement, except that any thereof (i) subject to a Grant made within eighteen months before such retirement or (ii) held by a grantee (or a permitted transferee thereof) who retires before either attaining age 62 or accumulating 85 points (or fulfilling such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan, may be exercised solely for a period of three years from the date of retirement (or until the expiration date specified in the Grant if earlier) or such shorter period as the Committee may determine within 60 days of a grantee's retirement.



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         (e)     If the employment by the Corporation of a Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights is terminated for any reason other than death or retirement under a retirement plan of the Corporation, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised only within ninety days after termination of such employment (or until the expiration date specified in the Grant if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options or Stock Appreciation Rights at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine; provided, however, that the Committee shall not in any event permit a longer period of exercise than would have been applicable had the provisions of paragraph (d) above been applicable.


10.  UNITS AND SHARES AVAILABLE

         (a) The total number of Performance Units as to which payments may be made under Sections 4 and 5 of the Plan shall not exceed 7 million. There shall not, however, be any limitation on the number of Performance Units as to which Grants may be made under the Plan.
         (b) The total number of Shares which may be delivered in payment and upon exercise of Grants and in payments authorized under Section 5 shall not exceed 16 million, as adjusted from time to time as herein provided.
Shares which may be delivered in payment or upon exercise of Grants or in payments authorized under Section 5 may consist in whole or in part of unissued or reacquired Shares; provided, however, that unless otherwise determined by the Board of Directors, Shares which may be granted as Restricted Stock shall consist only of reacquired shares. If for any reason Shares as to which an Option has been granted cease to be subject to purchase thereunder or Shares granted as Restricted Stock are forfeited to the Corporation, then such Shares shall again be available under the Plan.
         (c) No Option, Freestanding Stock Appreciation Right or Restricted Stock shall be granted under the Plan after September 30, 1997, but Options or Stock Appreciation Rights and Restricted Stock granted theretofore may extend beyond that date, and Tandem Stock Appreciation Rights may be granted after that date with respect to Options outstanding on that date.*


11.  ADJUSTMENTS

         If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan and such adjustments and actions thereunder as the Board of Directors may deem appropriate under the circumstances. Such amendments, adjustments and actions may include, without limitation, changes in the number of Performance Units with respect to which payments are made, the Performance Measure and Performance Objectives for any Performance Period not complete, the number of Shares which may be issued or transferred pursuant to the Plan, the limitation set forth in the proviso to Section 2(i), the number of Shares subject to outstanding Options and Stock Appreciation Rights and the related price per share.

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*Section 10(c) has been amended, effective upon approval of the 1995 Long-Term
 Incentives Plan by shareowners at the 1995 Annual Meeting on February 1, 1995, to read as follows: "(c) No Option, Freestanding Stock Appreciation Right or Restricted Stock shall be granted under the Plan after December 31, 1994, but Options or Stock Appreciation Rights and Restricted Stock granted theretofore may extend beyond that date, and Tandem Stock Appreciation Rights may be granted after that date with respect to Options outstanding on that date."



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12.  AMENDMENT AND TERMINATION

         The Board of Directors shall have the power in its discretion to amend, suspend or terminate the Plan or Grants thereunder at any time except that, subject to the provisions of Section 11, (a) without the consent of the person affected, no such action shall cancel or reduce a Grant theretofore made other than as provided for or contemplated in the agreement evidencing the Grant and (b) without the approval of the stockholders of Rockwell, the Board of Directors may not (i) change the class of persons eligible to receive incentive stock options, (ii) increase the number of Performance Units provided in Section 10(a), (iii) increase the number of Shares provided in Section 10(b), (iv) increase the limitation set forth in the proviso to Section 2(i),
(v) reduce the Option exercise price of any Option below the Fair Market Value on the date such Option was granted or (vi) decrease the forfeiture period for any Grant below that permitted under the Plan.


13.  MISCELLANEOUS

         (a) Except as determined by the Board of Directors, no person shall have any claim to receive a Grant or any payment under a supplementary performance plan authorized under Section 5, to receive payment in respect of a Grant or under a supplementary performance plan authorized under Section 5 in any form other than the Board of Directors shall approve or, in circumstances where Section 9 is applicable, to be deemed to have earned any Performance Units or Restricted Stock or to be entitled to exercise Options or Stock Appreciation Rights for any particular period after termination of employment. There is no obligation for uniformity of treatment of Employees under the Plan or any supplementary performance plan authorized under Section 5. No Employee shall have any right because he is a Participant or a participant under any supplementary performance plan authorized under Section 5 to continue in the employ of the Corporation for any period of time or to a continuation of any particular rate of compensation, and the Corporation expressly reserves the right to discharge or change the assignment of any Employee at any time.
         (b) No Option, Stock Appreciation Right, right related to Restricted Stock, right to payment in respect of Performance Units granted under the Plan or right to payment under any supplementary performance plan authorized by Section 5 may be assigned, pledged or transferred other than by will or by the laws of descent and distribution and except as provided in the Plan or as determined by the Board of Directors. Each Option, Stock Appreciation Right or right related to Restricted Stock shall be exercisable during the lifetime of the Employee to whom granted only by such Employee. Any payment in respect of Performance Units or any payment authorized under Section 5 made after the death of a Participant entitled thereto shall be paid to the legal representative of the estate or to the designated beneficiary of such Participant.
         (c) No person shall have the rights or privileges of a stockholder with respect to Shares subject to an Option, deliverable as a payment in respect of Performance Units, upon exercise of a Stock Appreciation Right or under a supplementary performance plan authorized by Section 5 until exercise of such Option or Stock Appreciation Right, delivery as a payment





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in respect of Performance Units or under a supplementary performance plan authorized by Section 5.
         (d)     No fractional Shares shall be issued under the Plan.
If the portion of any payment under the Plan, or under a supplementary performance plan authorized by Section 5, to be made in Shares is not equal to the value of a whole number of Shares, the person entitled thereto shall be paid an amount equal to the Fair Market Value as of the date of exercise of any fractional Share deliverable in respect of exercise of a Stock Appreciation Right and the Fair Market Value as of the date of payment of any fractional Share deliverable in respect of any other payment.
         (e) The Corporation, the Board of Directors, the Committee and the officers of Rockwell shall be fully protected in relying in good faith on the computations and reports made pursuant to or in connection with the Plan by the independent certified public accountants who audit the Corporation's accounts or others (who may include Employees) whose services are used by the Board of Directors or Committee in its administration of the Plan.
         (f) Notwithstanding any other provision of the Plan, if a Change of Control (as defined in Article III, Section 15(l)(1) of Rockwell's By-Laws) shall occur, then unless prior to the occurrence thereof, the Board of Directors shall have determined otherwise by vote of at least two-thirds of its members, (i) all Performance Periods (except those under plans established under Section 5 of the Plan that do not provide for a Change of Control contingency) not then complete shall be deemed completed forthwith, the Performance Objectives therefor shall be deemed to have been attained, and all Performance Units granted with respect thereto shall be deemed to have been fully earned; (ii) all Options and any Stock Appreciation Rights then outstanding under the Plan shall forthwith become fully exercisable whether or not otherwise then exercisable; and (iii) the restrictions on all Shares granted as Restricted Stock under the Plan shall forthwith lapse.
         (g) The Corporation shall have the right in connection with the delivery of any Shares in payment of a Grant or a payment authorized under
Section 5 or upon exercise of an Option to require as a condition of such delivery that the recipient represent that such Shares are being acquired for investment and not with a view to the distribution thereof.
         (h) The Corporation shall have the right in connection with any payment in respect of Performance Units, payment authorized under Section 5, exercise of any Option or Stock Appreciation Right or termination of the Restricted Period for any Restricted Stock, to deduct from any such payment or any other payment by the Corporation, an amount equal to any taxes required by law to be withheld with respect thereto or to require the Employee or other person receiving such payment, effecting such exercise or entitled to Shares and related payments on termination of such Restricted Period, as a condition of and prior to such payment or exercise or delivery of Shares on such termination, to pay to the Corporation an amount sufficient to provide for any such taxes so required to be withheld.
         (i) Unless otherwise determined by the Board of Directors or provided in an agreement between any Employee and the Corporation, for purposes of the Plan an Employee on authorized leave of absence will be considered as being in the employ of the Corporation.





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         (j)     The Corporation shall bear all expenses and costs in
connection with the operation of the Plan, including costs related to the purchase, issue or transfer of Shares, but excluding taxes imposed on any person receiving a payment or delivery of Shares under the Plan or a supplementary performance plan authorized under Section 5.


14.  INTERPRETATIONS AND DETERMINATIONS

         The Board of Directors shall have the power from time to time to interpret the Plan, to adopt, amend and rescind rules, regulations and procedures relating to the Plan, to make, amend and rescind determinations under the Plan and to take all other actions that the Board of Directors shall deem necessary or appropriate for the implementation and administration of the Plan. All interpretations, determinations and other actions by the Board of Directors or the Committee shall be final, conclusive and binding upon all parties.


15.  EFFECTIVITY

         Upon approval by the stockholders of Rockwell, the Plan shall become effective as of October 1, 1987.










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